OTHER NON-CURRENT LIABILITIES	12 Months Ended
Jan. 02, 2022
Subclassifications of assets, liabilities and equities [abstract]
OTHER NON-CURRENT LIABILITIES	OTHER NON-CURRENT LIABILITIES:

	January 2, 2022	January 3, 2021

Employee benefit obligation - Statutory severance and pre-notice (a)	$42,931	$19,889
Employee benefit obligation - Defined contribution plan (b)	3,742	3,736
Provisions (c)	13,189	12,240
	$59,862	$35,865

(a) Statutory severance and pre-notice obligations:

	2021	2020

Obligation, beginning of fiscal year	$19,889	$27,767
Service cost	13,942	16,785
Interest cost	6,562	7,305
Actuarial loss (gain)(1)	21,678	(12,142)
Foreign exchange gain	(179)	(253)
Benefits paid	(18,961)	(19,573)
Obligation, end of fiscal year	$42,931	$19,889
(1) The actuarial loss in fiscal 2021 is due to changes in the actuarial assumptions used to determine the statutory severance obligations. The actuarial gain in fiscal 2020 is due to reductions in headcount and changes in the actuarial assumptions used to determine the statutory severance obligations.

Significant assumptions for the calculation of the statutory severance obligations included the use of a discount rate ranging between 8.5% and 9.2% (2020 - between 9.0% and 11.5%) and rates of compensation increases between 7.75% and 10.5% (2020 - 7.5%). A 1% increase in the discount rates would result in a corresponding decrease in the statutory severance obligations of $6.6 million, and a 1% decrease in the discount rates would result in a corresponding increase in the statutory severance obligations of $8.2 million. A 1% increase in the rates of compensation increases used would result in a corresponding increase in the statutory severance obligations of $8.4 million, and a 1% decrease in the rates of compensation increases used would result in a corresponding decrease in the statutory severance obligations of $6.9 million.

The cumulative amount of actuarial losses recognized in other comprehensive income as at January 2, 2022 was $34.6 million (January 3, 2021 - $12.9 million) which have been reclassified to retained earnings in the period in which they were recognized.

(b)Defined contribution plan:
During fiscal 2021, defined contribution expenses were $5.3 million (2020 - $4.5 million).

(c)Provisions:
The following table presents the provisions for decommissioning and site restoration costs of the Company:

	2021	2020

Balance, beginning of fiscal year	$12,240	$10,790
Changes in estimates made during the fiscal year	796	1,208
Accretion of interest	153	242
Balance, end of fiscal year	$13,189	$12,240
Provisions as at January 2, 2022 include estimated future costs of decommissioning and site restoration for certain assets located at the Company’s textile and sock facilities for which the timing of settlement is uncertain, but has been estimated to be in excess of twenty years.